EXHIBIT 1
                                                                            to
                                                                  SCHEDULE 13D

                         JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13D-(f)(1)

      The undersigned  acknowledge  and agree that the foregoing  statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be
responsible   for  the  timely  filing  of  such   amendments,   and  for  the
completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: December 10, 1998


                        AMERICAN RETAIL ENTERPRISES, L.P.
                        By:   LANDMARK PANTS CORP.
                              its General Partner

                              /s/ Ronald Lubel
                              ________________________________
                              Name: Ronald Lubel
                              Title : President

                        By:   THE PANTS SET, INC.
                              its General Partner

                              /s/ William R. Siegel
                              ________________________________
                              Name: William Siegel
                              Title : President

[Signatures continued on following page]


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[Signatures continued from prior page]


                        LANDMARK PANTS CORP.


                        By:   /s/ Ronald Lubel
                              ________________________________
                              Name: Ronald Lubel
                              Title : President



                        THE PANTS SET, INC.

                        By:   /s/ William R. Siegel
                              ________________________________
                              Name: William Siegel
                              Title : President


                        /s/ William R. Siegel
                        ________________________________________
                        William Siegel


                        /s/ Ronald Lubel
                        ________________________________________
                        Ronald Lubel